SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ________)

Filed by the Registrant                                          [X]
Filed by a Party other than the Registrant             [   ]
Check the appropriate box:
[   ]   Preliminary Proxy Statement
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[   ]   Soliciting Material Pursuant to Rule 14a-12

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC. LAZARD WORLD DIVIDEND & INCOME FUND, INC.

(Name of Registrants as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrants)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: ___________
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(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___________________________________

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LAZARD WORLD DIVIDEND & INCOME FUND, INC.
LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
30 Rockefeller Plaza
New York, New York 10112

March 31, 2010

Dear Stockholder:

          You are cordially invited to attend the Joint Annual Meeting of Stockholders of Lazard World Dividend & Income Fund, Inc. and Lazard Global Total Return and Income Fund, Inc. (each, the “Fund”) to be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58B, New York, New York 10112, on Thursday, April 29, 2010, at 3:00 p.m. In addition to voting on the relevant proposals described in the Notice of Joint Annual Meeting of Stockholders, you will have an opportunity to hear a report on your Fund and to discuss other matters of interest to you as a stockholder.

          Whether or not you plan to attend, please vote by internet, telephone or mail in accordance with the instructions on the enclosed proxy card(s) to assure that your shares are represented at the meeting.

Sincerely,

Charles L. Carroll President

LAZARD WORLD DIVIDEND & INCOME FUND, INC. LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC. 30 Rockefeller Plaza New York, New York 10112

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS To be Held on April 29, 2010

          The Joint Annual Meeting of Stockholders of Lazard World Dividend & Income Fund, Inc. (“LOR”) and Lazard Global Total Return and Income Fund, Inc. (“LGI” and together with LOR, each, the “Fund”), each a Maryland corporation, will be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58B, New York, New York 10112, on Thursday, April 29, 2010, at 3:00 p.m. (the “Annual Meeting”), to consider and act upon the following proposals:

Election of the following Directors for LOR:

• three Class I Directors of LOR, each to serve for a three-year term expiring at the 2013 Annual Meeting and until his successor is duly elected and qualified;

Election of the following Directors for LGI:

• three Class II Directors of LGI, each to serve for a three-year term expiring at the 2013 Annual Meeting and until his or her successor is duly elected and qualified; and

For Each Fund:

          To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

          The close of business on March 26, 2010 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

          Your vote is important regardless of the size of your holdings in the Fund(s). Whether or not you expect to be present at the Annual Meeting, please vote by internet, telephone or mail in accordance with the instructions on the enclosed proxy card(s). If you desire to vote in person at the Annual Meeting, you may revoke your proxy. The Combined Proxy Statement for the Annual Meeting accompanies this Notice and also is available along with proxy cards and other proxy materials at http://www.lazardnet.com/lam/us/index.shtml.

By Order of the Boards of Directors

Nathan A. Paul Secretary

March 31, 2010
New York, New York

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LAZARD WORLD DIVIDEND & INCOME FUND, INC.
LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
30 Rockefeller Plaza
New York, New York 10112

COMBINED PROXY STATEMENT
Joint Annual Meeting of Stockholders
April 29, 2010

          This Combined Proxy Statement, which also is available at www.LazardNet.com, is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Boards” and each, the “Board”) of each of Lazard World Dividend & Income Fund, Inc. (“LOR”) and Lazard Global Total Return and Income Fund, Inc. (“LGI” and together with LOR, each, the “Fund”), each a Maryland corporation, for use at the Joint Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58B, New York, New York 10112, on Thursday, April 29, 2010, at 3:00 p.m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Joint Annual Meeting dated March 31, 2010. Each Fund is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

          Although each Fund is a separate investment company that holds an annual meeting of stockholders, the Funds’ Proxy Statements have been combined into this Combined Proxy Statement to reduce expenses to the Funds of soliciting proxies for the Annual Meeting.

          Each Board has fixed the close of business on March 26, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 6,880,183 shares of LOR’s Common Stock and 9,605,237 shares of LGI’s Common Stock were issued and outstanding. This Combined Proxy Statement and the accompanying Notice of Joint Annual Meeting and forms of proxy were sent to stockholders on or about April 5, 2010. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. Because the proposals in the Notice of Joint Annual Meeting are separate for each Fund, it is essential that stockholders who own shares in both Funds vote by internet, telephone or mail in accordance with the instructions on the enclosed proxy card(s), with respect to each proxy card they receive.

          If the accompanying form of proxy card is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted FOR the proposals and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment thereof. The Boards do not know of any matters to be considered at the Annual Meeting other than the matters described in the Notice of Joint Annual Meeting and this Combined Proxy Statement. A stockholder may revoke his or her proxy by appearing at the Annual Meeting and voting in person, or by giving written notice of such revocation to the Secretary of the Funds or by returning a later-dated proxy before the Annual Meeting.

          The presence at the Annual Meeting, in person or by proxy, of a majority of the votes entitled to be cast for a Fund shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) for that Fund’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. In determining whether to adjourn the Annual Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of favorable votes cast and the nature of any further solicitation. Any adjournment will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy. Shares represented by properly executed proxies with respect to which a vote is withheld, or for which a broker does not vote, will be treated as shares that are present and entitled to vote for purposes of determining a Quorum, but will not constitute a vote “for” a proposal.

          In addition to soliciting proxies by mail, the Funds’ officers or employees of the Funds’ investment adviser may solicit proxies by telephone or in person. The costs of proxy solicitation and expenses incurred in connection with preparing this Combined Proxy Statement and its enclosures will be paid for by the Funds.

Investment Adviser and Administrator

          Lazard Asset Management LLC (“LAM”), with its principal office located at 30 Rockefeller Plaza, New York, New York 10112, serves as the Funds’ investment adviser. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the Funds’ administrator.

Election of Directors

          The Boards of the Funds are the same. The following persons currently serve as Directors:

Ashish Bhutani
Charles L. Carroll
Kenneth S. Davidson
Nancy A. Eckl
Lester Z. Lieberman
Leon M. Pollack
Richard Reiss, Jr.
Robert M. Solmson

          At the Annual Meeting, stockholders of the Funds are being asked to elect the following current Directors whose terms expire this year:

•	(LOR only) Charles L. Carroll, Leon M. Pollack and Robert M. Solmson

•	(LGI only) Kenneth S. Davidson, Nancy A. Eckl and Lester Z. Lieberman

          Each Fund’s Articles of Incorporation provides for three classes of Directors with overlapping three year terms. Each Director nominee would serve until the annual meeting of stockholders in the year his or her term expires and until his or her successor is duly elected and qualified. Each Director’s and nominee’s class and term for each Fund is set forth in the chart below.

          All stockholders of a Fund will vote for all the nominees for Director for that Fund, and each nominee has agreed to continue to serve as a Director if elected. Each of the nominees was first nominated by the Nominating Committee of each Fund’s Board, consisting of the current Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”), certain of whom also are nominees. The Board of each Fund, including all of the Independent Directors, unanimously proposed all of the nominees for election at this Annual Meeting. If any of these nominees is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board may recommend.

*     *     *

Information about the Nominees and Continuing Directors

          Set forth in the chart below are the names and certain biographical and other information for the nominees for Director, and the other Directors, as reported to the Funds by each nominee for Director and each continuing Director. Following the chart is additional information about the Directors’ experience, qualifications, attributes or skills.

Name (Age) Position with the Funds Address[1] (Since)	LOR Class Term Expires[2]	LGI Class Term Expires[2]	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years[3]

Independent Directors

Leon M. Pollack (69) Director (LOR – August 2006 LGI – August 2006)	Class I Nominee 2013	Class I Continuing Director 2012	Private Investor

Robert M. Solmson (62) Director (LOR – April 2005 LGI – September 2004)	Class I Nominee 2013	Class I Continuing Director 2012	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Kenneth S. Davidson (64) Director (LOR – April 2005 LGI – February 2004)	Class II Continuing Director 2011	Class II Nominee 2013	Davidson Capital Management Corporation, President (1978 – present)
Aquiline Holdings LLC, Partner (2006 – present)

Nancy A. Eckl (47) Director (LOR – February 2007 LGI – February 2007)	Class II Continuing Director 2011	Class II Nominee 2013	American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (47 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Lester Z. Lieberman (79) Director (LOR – April 2005 LGI – February 2004)	Class II Continuing Director 2011	Class II Nominee 2013	Private Investor

Richard Reiss, Jr. (66) Director (LOR – April 2005 LGI – February 2004)	Class III Continuing Director 2012	Class III Continuing Director 2011	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
O’Charley’s, Inc., a restaurant chain, Director (1984 – present)

Name (Age) Position with the Funds Address[1] (Since)	LOR Class Term Expires[2]	LGI Class Term Expires[2]	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years[3]

Interested Directors[4]

Ashish Bhutani (49) Director (LOR – July 2005 LGI – July 2005)	Class III Continuing Director 2012	Class III Continuing Director 2011	LAM, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman (2010 – present)

Charles L. Carroll (49) Chief Executive Officer, President and Director (LOR – April 2005 LGI – June 2004)	Class I Nominee 2013	Class I Continuing Director 2012	LAM, Deputy Chairman and Head of Global Marketing (2004 – present)

1	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

2	For the Nominees, the term stated assumes election by stockholders at this Annual Meeting.

3

Each Director also serves as a Director of The Lazard Funds, Inc. (“LFI”) and Lazard Retirement Series, Inc. (“LRS”), open-end registered management investment companies (collectively with the Funds, comprised of 19 investment portfolios, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the 1940 Act and advised by an affiliate of LAM.

4	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Funds (“Interested Directors”) because of their positions with LAM.

          Additional information about each Director follows (supplementing the information provided in the chart above), which describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Boards believe has prepared them to be effective Directors. The Boards believe that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating Committees contains certain other factors considered by the Committees in identifying potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with LAM; Fund and independent legal counsel to the Independent Directors has significant experience advising funds and fund board members. The Boards and their committees have the ability to engage other experts as appropriate. The Boards evaluate their performance on an annual basis.

•

Charles L. Carroll is Deputy Chairman of LAM and Head of Global Marketing, responsible for oversight of LAM’s global marketing efforts in the Institutional, Financial Institutions and Private Client arenas. Additionally, he serves as Chief Executive Officer, President and Director of LFI and LRS. Mr. Carroll joined Lazard in 1993 as Senior Vice President responsible for marketing Lazard investment solutions to financial institutions worldwide. Mr. Carroll is a member of the firm’s Global Management and Investment Oversight Committees. He entered the investment field in 1987, joining Shearson Asset Management in New York City as Vice President and National Product Manager. Mr. Carroll later served as First Vice President and Consulting Services Director with Shearson Lehman Brothers. Mr. Carroll attended the University of Utah and currently sits on the Board of Trustees for the Williston Northampton School.

•

Ashish Bhutani is the Chief Executive Officer of LAM, where from June 2003 to March 2004 he served as Head of New Products and Strategic Planning. Mr. Bhutani also serves as a Vice Chairman on the Board of Directors of Lazard Ltd. Prior to joining Lazard in 2003, he was Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein from 2001 through 2002, and was a member of its Global Corporate and Markets Board, and its Global Executive Committee. Prior to that, Mr. Bhutani was with Wasserstein Perella Group (the predecessor firm) from 1989 to 2001, where he was Deputy Chairman of Wasserstein Perella Group and Chief Executive Officer of Wasserstein Perella Securities. Mr. Bhutani began his career at Salomon Brothers in 1985 as a Vice President in the fixed income group.

•

Kenneth S. Davidson is a founding member of Aquiline Holdings LLC, a New York-based global investment firm. From 1977 through 1995, Mr. Davidson was the founder and managing partner of Davidson Weil Associates, and was previously a Vice President and Senior Portfolio Manager at Oppenheimer Capital Corporation. He also serves on the boards of several prominent non-profit organizations. Mr. Davidson is a graduate of Colgate University.

•

Nancy A. Eckl has over 20 years of experience working in the mutual fund/ investment management field in a wide range of capacities, including investment manager selection/oversight, accounting, compliance and operations. From 1990 to 2006, Ms. Eckl was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds). Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl graduated from the University of Notre Dame and is a Certified Public Accountant.

•

Lester Z. Lieberman is Chairman of the Healthcare Foundation of New Jersey, an independent, endowed grant-making organization. He retired as the chief executive at Clarkson Industries, Inc., a publicly-held manufacturing company. Prior to joining Clarkson Industries, he founded Atmos Engineering Co., which was later sold to Clarkson Industries. Mr. Lieberman serves on the boards of a number of established non-profit organizations. He is a graduate of the Newark College of Engineering, and he has received honorary degrees from Clarkson University and the University of Medicine and Dentistry of New Jersey.

•

Leon M. Pollack spent 33 years in the financial community, the last 13 as a Managing Director of the investment firm of Donaldson, Lufkin & Jenrette. Mr. Pollack also is a board member of non-profit organizations. Mr. Pollack received his bachelor’s degree in history from Adelphi University’s College of Arts and Sciences and earned an MA in education from New York University.

•

Richard Reiss, Jr. is the founder and Chairman of Georgica Advisors LLC and its affiliated entities, Reiss Capital Management and Value Insight Partners. Previously, Mr. Reiss was Managing Partner of Cumberland Associates and its three investment funds and a Senior Vice President and Director of Research at Shearson Lehman Brothers. Mr. Reiss has served on the boards of a number of companies and non-profit organizations. He received an AB, cum laude, from Dartmouth College and a JD from New York University School of Law.

•	Robert M. Solmson is the former Chairman and Chief Executive Officer of RFS Hotel Investors, a real estate investment trust which he formed in 1993. He also served as its President.

          Set forth below is the name and certain biographical and other information for the Funds’ officers (in addition to Mr. Carroll), as reported by them to the Funds.

Name (Age) Address [1]	Position held with the Funds and Term[2]	Principal Occupation(s) During the Past Five Years

Nathan A. Paul (37)	Vice President and Secretary	Managing Director and General Counsel of LAM

Stephen St. Clair (51)	Treasurer	Vice President of LAM

Brian D. Simon (47)	Chief Compliance Officer and Assistant Secretary	Director (since January 2006) and Chief Compliance Officer (since January 2009); and previously Senior Vice President (2002 to 2005) of LAM

Cesar A. Trelles (35)	Assistant Treasurer	Fund Administration Manager of LAM

Tamar Goldstein (35)	Assistant Secretary	Vice President (since March 2009) and previously Counsel (October 2006 to February 2009) of LAM; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

1	The address of each officer of the Funds is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

2

Each officer has served as an officer of LGI and LOR since February 2004 and April 2005, respectively, except that: (i) Mr. Trelles has served as an officer of LGI since December 2004, (ii) Mr. Simon has served as Chief Compliance Officer of the Funds since January 2009, and (iii) Ms. Goldstein has served as an officer of the Funds since February 2009. Each officer serves until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

Beneficial Ownership of Shares of the Funds and the Lazard Funds

          Set forth in the chart below is the dollar range of Common Stock of each Fund and the aggregate dollar range of shares of the Lazard Funds beneficially owned by each Director as of December 31, 2009 (except as indicated otherwise, valued as of February 17, 2010).

Director	Dollar Range of Common Stock of LOR	Dollar Range of Common Stock of LGI	Aggregate Dollar Range of Shares of the Lazard Funds

Kenneth S. Davidson	None	None	None
Nancy A. Eckl	None	None	$10,001 - $50,000
Lester Z. Lieberman	None	None	None
Leon M. Pollack	None	None	None
Richard Reiss, Jr.	None	None	None
Robert M. Solmson	None	None	None
Ashish Bhutani*	None	Over $100,000	Over $100,000
Charles L. Carroll*	$10,001 - $50,000	Over $100,000	Over $100,000

*	Valued as of December 31, 2009.

          As of December 31, 2009, Directors and officers of the Funds, as a group, owned less than 1% of each Fund’s outstanding Common Stock.

Boards’ Oversight Role; Board Composition and Structure

          The Boards’ role in management of the Funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily LAM and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the Boards, or their committees or delegates, interact with and receive reports from senior personnel of service providers, including senior investment personnel of LAM, the Funds’ and LAM’s Chief Compliance Officer and portfolio management personnel with responsibility for management of the Funds. The Boards’ Audit Committees (which consist of all of the Independent Directors) meet during their scheduled meetings with, and between meetings have access to, the Funds’ independent registered public accounting firm and the Funds’ Treasurer. The Boards also receive periodic presentations from senior personnel of LAM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as trading and brokerage allocation and execution, investment research and internal audit. The Boards also receive reports from counsel regarding regulatory compliance and governance matters. The Boards have adopted policies and procedures designed to address certain risks to the Funds. In addition, LAM and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. However, it is not possible to eliminate all of the risks applicable to the Funds. The Boards’ oversight role does not make the Boards a guarantor of the Funds’ investments or activities.

          The 1940 Act requires that at least 40% of a Fund’s Directors be Independent Directors and as such are not affiliated with LAM. To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 75% of each Fund’s Directors are Independent Directors. The Boards do not have a Chairman, but the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas and facilitates communication among the Independent Directors, their counsel and management. The Boards have determined that their leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above, is appropriate in light of the services that LAM and its affiliates provide to the Funds and potential conflicts of interest that could arise from these relationships.

Board Meetings; Committees of the Boards of Directors

          During the fiscal year ended December 31, 2009, the Boards of LGI and LOR each met seven times. The Board of each Fund has two committees, the Audit Committee and the Nominating Committee. Neither Fund has a standing Compensation Committee for the Board. During the fiscal year ended December 31, 2009, each Director attended at least 75% of the aggregate of all of the meetings of the Board of each Fund and 75% of the meetings held by a committee of the Board of each Fund on which he or she served. Although Directors are not required to attend stockholder meetings, Directors are available to participate at the request of stockholders. Mr. Carroll attended the 2009 annual meeting.

          The function of each Audit Committee is to (1) have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent registered public accounting firm (“independent auditors”), (2) oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements, and (3) assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits, and (iii) the qualifications, independence and performance of the Fund’s independent auditors. The Audit Committee of each Fund currently is comprised of all of the Independent Directors. The Audit Committee members of each Fund are also “independent” under the listing standards of the New York Stock Exchange. Each Audit Committee met four times during the fiscal year ended December 31, 2009. The Audit Committee Charter for the Funds is available at http://www.lazardnet.com/lam/us/funds/pdfs/Audit_Committee_Charter.pdf.

          Each Board’s Nominating Committee is currently comprised of all of the Independent Directors, and its function is to select and nominate candidates for election to the Fund’s Board. The Nominating Committee of LOR and LGI each met once during the fiscal year ended December 31, 2009. Each Nominating Committee is solely responsible for the selection of nominees to the Fund’s Board, and the Nominating Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112-6300. Nominations may be submitted only by a stockholder or group of stockholders of a Fund (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned the lesser of (a) 1% of the relevant Fund’s outstanding shares or (b) $500,000 of the Fund’s shares (calculated at market value) for at least one year prior to the date the Nominating Stockholder submits a candidate for nomination, and not more than one Director nomination may be submitted by a Nominating Stockholder each calendar year.

          In evaluating potential nominees, including any nominees recommended by stockholders, each Nominating Committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity and the considerations discussed above. Although the Nominating Committees do not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Committees may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Boards’ membership and collective attributes. Such considerations will vary based on the Boards’ existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. A nomination submission must be received not less than 120 calendar days before the date of the Fund’s proxy statement released to stockholders in connection with the previous year’s annual meeting. The Nominating Committee Charter for the Funds is not available on the Funds’ or LAM’s website, but is attached as Appendix A to this Combined Proxy Statement.

Remuneration of Directors and Officers

          The officers of the Funds and the Interested Directors receive no direct remuneration from the Funds. The Independent Directors are compensated for their services to the Lazard Funds at the rate of $60,000 annually, plus $4,000 per Board meeting attended in person or $1,500 per Board meeting attended by telephone, and are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings. The Independent Directors also are paid $1,000 for each committee, subcommittee or other special meetings not held in conjunction with a Board meeting, as specifically authorized by the Board and held in connection with delegated Fund business. The Chairman of the Audit Committees, Lester Z. Lieberman, receives an additional annual fee of $5,000.

          The following table summarizes the compensation paid by each Fund and by the Lazard Funds in the aggregate for the calendar year ended December 31, 2009.

Director	Aggregate Compensation from LOR	Aggregate Compensation from LGI	Aggregate Compensation from the Lazard Funds

Kenneth S. Davidson	$2,327	$2,717	$85,000
Nancy A. Eckl	$2,327	$2,717	$85,000
Lester Z. Lieberman	$1,837	$1,779	$87,000
Leon M. Pollack	$2,294	$2,648	$82,000
Richard Reiss, Jr.	$2,327	$2,717	$83,500
Robert M. Solmson	$2,327	$2,717	$85,000
Ashish Bhutani*	None	None	None
Charles L. Carroll*	None	None	None

*	Interested Director.

Share Ownership and Certain Beneficial Owners

          As of the Record Date, Cede & Co. held approximately 100% of the outstanding shares of the Common Stock of each Fund. To the Funds’ knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock of each Fund as of the Record Date, except that 1607 Capital Partners, LLC, 4991 Lake Brook Drive, Suite 125, Glen Allen, VA 23060 filed on February 10, 2010 a beneficial ownership report on Schedule 13G with the Securities and Exchange Commission (“SEC”) stating that as of December 31, 2009 it beneficially owned 959,970 shares of Common Stock of LGI. Based on such filing, this holding represented approximately 9.99% of LGI’s outstanding shares of Common Stock as of December 31, 2009. (Cede & Co. is the nominee name for The Depository Trust Company, a large clearing house that holds shares in its name for banks, brokers and institutions in order to expedite the sale and transfer of stock.) As of the Record Date, LAM did not beneficially own any shares of Common Stock of LOR or LGI.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

          To each Fund’s knowledge, all of its officers and Directors complied with all filing requirements under Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), during the fiscal year ended December 31, 2009. To each Fund’s knowledge, there were no beneficial holders of more than 10% of its Common Stock subject to the filing requirements under the 1934 Act during the fiscal year ended December 31, 2009. In making this disclosure, each Fund has relied solely on representations of its current Directors and officers and on copies of reports that have been filed with the SEC.

Required Vote

          A plurality of the votes cast at a meeting at which a Quorum is present shall be sufficient to elect Directors for each Fund.

THE BOARD OF DIRECTORS OF EACH FUND, INCLUDING ALL OF
THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT
THE STOCKHOLDERS VOTE “FOR” EACH NOMINEE FOR DIRECTOR.

Selection of Independent Registered Public Accounting Firm

          The 1940 Act requires that each Fund’s independent auditors be selected by a majority of the Independent Directors of the Fund. One of the purposes of each Fund’s Audit Committee is to recommend to the Fund’s Board the selection, retention or termination of the independent auditors for the Fund. At a joint meeting held on March 2, 2010, each Fund’s Audit Committee recommended and each Fund’s Board, including a majority of the Independent Directors, approved the selection of Deloitte & Touche LLP (“Deloitte”) as each Fund’s independent auditors for the fiscal year ending December 31, 2010. Deloitte also served as the Funds’ independent auditors for each Fund’s fiscal year ended December 31, 2009. A representative of Deloitte will not be present at the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions.

          After reviewing each Fund’s audited financial statements for the fiscal year ended December 31, 2009, each Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to stockholders. A copy of the Audit Committees’joint report for the Funds is attached as Appendix B to this Combined Proxy Statement.

          Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for the audit of LOR’s and LGI’s annual financial statements, or services that are normally provided by Deloitte in connection with the statutory and regulatory filings or engagements, in each of 2008 and 2009 were $60,000 for each Fund.

          Audit-Related Fees. There were no fees billed in each of the last two fiscal years by Deloitte to either LOR or LGI for assurance and related services that are reasonably related to the performance of the audits of either Funds’ financial statements, which are not reported above.

          Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for tax compliance, tax advice and tax planning (“Tax Services”) in 2008 were $6,375 for each Fund and in 2009 were $6,562.50 for each Fund. For each Fund, these Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

          All Other Fees. There were no fees billed to the Funds in each of the last two fiscal years for products and services provided by Deloitte, other than the services reported above.

          Non-Audit Fees. The aggregate non-audit fees billed by Deloitte for services rendered to each Fund and rendered to LAM or any entity controlling, controlled by or under common control with LAM that provides ongoing services to the Funds (“Service Affiliates”) in 2008 were $1,054,841 with respect to each Fund and in 2009 were $863,611 and $863,606 with respect to LOR and LGI, respectively.

          Audit Committee Pre-Approval Policies and Procedures. Each Fund’s Audit Committee pre-approves Deloitte’s engagements for audit and non-audit services to the Fund and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining Deloitte’s independence. There were no services provided by Deloitte to either Fund or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the last two fiscal years of the Funds.

          There were no fees billed by Deloitte to Service Affiliates for the fiscal years ended December 31, 2008 and December 31, 2009 that required pre-approval by the Funds’Audit Committees. The Funds’Audit Committees have considered whether the provision of non-audit services rendered to Service Affiliates that did not require pre-approval by the Audit Committees is compatible with maintaining Deloitte’s independence.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting To Be Held on April 29, 2010

          The following materials relating to this Combined Proxy Statement are available at http://www.lazardnet.com/lam/us/index.shtml:

•	this Combined Proxy Statement;

•	the accompanying Notice of Joint Annual Meeting;

•	information on how to obtain directions to attend the meeting in person;

•	proxy cards and any other proxy materials;

•	each Fund’s Annual Report for the fiscal year ended December 31, 2009.

          To reduce expenses, only one copy of this Combined Proxy Statement, and each annual and semi-annual report, will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies of these documents, you may do so at any time by writing to or calling the address or phone number set forth under “Annual Report” below. The Fund will begin sending you individual copies 30 days after receiving your request.

Annual Report

          Each Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 2009 to any stockholder upon request. Requests for the Annual Report of a Fund should be made by writing to the Fund at 30 Rockefeller Plaza, New York, New York 10112-6300 or by calling 800-823-6300.

Other Matters to Come Before the Meeting

          The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

          Stockholders who wish to communicate with Directors should send communications to the relevant Fund, 30 Rockefeller Plaza, New York, New York 10112-6300, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which stockholder communications will be directed to the Director or Directors indicated in the communications.

Additional Voting Information; Expenses of Proxy Solicitation

          The Funds will bear the cost of soliciting proxies on behalf of the Funds’ Boards of Directors. Proxies may be solicited by email, mail, in person or by telephone, and the Funds may reimburse persons holding Fund shares in their name or those of their nominees for their expenses in sending soliciting materials to their principals.

          Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the stockholder has received the Combined Proxy Statement and proxy card(s) in the mail. Within 72 hours of receiving a stockholder’s telephonic transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation.

Voting Results

          Each Fund will advise its stockholders of the voting results of the matters voted upon at the Annual Meeting in its next Semi-Annual Report to Stockholders.

Stockholder Proposals

          Any proposals of stockholders that are intended to be presented at the Funds’ 2011 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the 1934 Act must be received at the Funds’ principal executive offices no later than December 6, 2010 and must comply with all other legal requirements in order to be included in the Funds’ Combined Proxy Statement and forms of proxy for that meeting. For other stockholder proposals to be presented at the 2011 Annual Meeting, a stockholder’s notice shall be delivered to the Secretary of the relevant Fund at the Fund’s principal office no earlier than January 29, 2011 and no later than February 28, 2011. If the 2011 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from April 29, 2011 then timely notice must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

          Please advise the Funds whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Combined Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

STOCKHOLDERS ARE URGED TO VOTE PROMPTLY.

By Order of the Boards of Directors

Nathan A. Paul
Secretary

New York, New York
March 31, 2010

APPENDIX A

NOMINATING COMMITTEE CHARTER AND PROCEDURES

Lazard Global Total Return and Income Fund, Inc.
Lazard World Dividend & Income Fund, Inc.

ORGANIZATION

          The Nominating Committee (the “Committee”) of each Fund shall be composed solely of Directors (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

          The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

          The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by stockholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and

•

the educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

          In addition, the Committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

SOURCES FOR IDENTIFICATION OF NOMINEES

          In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (1) the Fund’s current Directors, (2) the Fund’s officers, (3) the Fund’s stockholders (see below) and (4) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm, at the Fund’s expense, to identify potential candidates.

SUBMISSION OF NOMINATIONS

          While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112-6300. The following procedures must be followed to submit Director nominations.

1.	Nominations must be submitted in writing.

2.

Nominations may be submitted only by a stockholder or group of stockholders (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund’s outstanding shares or (b) $500,000 (at market value) of the Fund’s shares for at least one year prior to the date the Nominating Stockholder submits a candidate for nomination, and not more than one Director nomination may be submitted by a Nominating Stockholder each calendar year.

3.

A nomination submission must be received at the address above not less than 120 calendar days before the date of the Fund’s proxy statement released to stockholders in connection with the previous year’s annual meeting. If an annual meeting of stockholders was not held in the previous year, the nomination submission must be received by December 31 of the year preceding the meeting.

4.	The nomination submission must include the following information:

• the Nominating Stockholder’s name as it appears on the Fund’s books and the class and number of shares of the Fund owned of record and beneficially by the Nominating Stockholder;

•

whether the Nominating Stockholder believes that the candidate is an “interested person” (as defined in the 1940 Act) of the Fund and, if believed not to be an interested person, information regarding the candidate that will be sufficient for the Fund to make such determination;

•	all information relating to the nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors;

•	information sufficient to evaluate the factors listed above under “Evaluation of Potential Nominees”;

•	a written consent of the nominee to stand for election if nominated by the Board and to serve if elected by the stockholders; and

•	such other information as may be reasonably requested by the Committee.

NOMINATIONS OF DIRECTORS

          After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

          The Committee shall review the charter and procedures from time to time, as it considers appropriate.

As Revised: March 2, 2010

APPENDIX B

JOINT REPORT OF THE AUDIT COMMITTEES

          The Audit Committee of the Board of Directors of each Fund oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Each Committee operates pursuant to an Audit Committee Charter. As set forth in the Charter, management of each Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

          In the performance of its oversight function, each Committee has considered and discussed the December 31, 2009 audited financial statements of the relevant Fund with management and with Deloitte & Touche LLP (“Deloitte”), each Fund’s independent registered public accounting firm. The Committee has also discussed with Deloitte the matters required to be discussed by the PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect. The Committee reviewed with Deloitte, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of each Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, each Committee has reviewed the written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, as currently in effect and has discussed with Deloitte the independence of the independent registered public accounting firm.

          Each Committee discussed with Deloitte the overall scope and plans for the audit. The Committees met with Deloitte, with and without management present, to discuss the results of its examinations, its evaluations of each Fund’s internal controls, and the overall quality of the Fund’s financial reporting. Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to below and in the Charter, each Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in each Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2009 and filed with the Securities and Exchange Commission.

          Stockholders are reminded, however, that the Members of the Committees rely without independent verification on the information provided to them and on the representations made by management and Deloitte. Accordingly, each Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committees’ considerations and discussions referred to above do not assure that the audit of each Fund’s financial statements has been carried out in accordance with generally

B-1

accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Deloitte is, in fact, “independent.”

Lester Z. Lieberman, Audit Committee Chairman
Kenneth S. Davidson, Audit Committee Member
Nancy A. Eckl, Audit Committee Member
Leon M. Pollack, Audit Committee Member
Richard Reiss, Jr., Audit Committee Member
Robert M. Solmson, Audit Committee Member

February 23, 2010

B-2

To vote by Internet
PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	☒
	<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

When properly signed, the voting interest represented by this card will be voted as instructed below. If no instruction is given for the proposal, voting will be “FOR” the proposal.

				FOR	WITHHOLD AUTHORITY

1a.	With respect to the proposal to elect Mr. Kenneth S. Davidson as a Class II Director:			¡	¡

1b.	With respect to the proposal to elect Ms. Nancy A. Eckl as a Class II Director:			¡	¡

1c.	With respect to the proposal to elect Mr. Lester Z. Lieberman as a Class II Director:			¡	¡

2.	In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.			¡	¡

Note: Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

<XXXXX>2

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.		PROXY
ANNUAL MEETING OF STOCKHOLDERS - APRIL 29, 2010
COMMON STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Lazard Global Total Return and Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Nathan A. Paul and Brian D. Simon, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58B, New York, New York 10112, on Thursday, April 29, 2010, at 3:00 p.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on April 29, 2010
The following materials relating to this Annual Meeting are available at http://www.lazardnet.com/lam/us/index.shtml:

•	the Combined Proxy Statement;
•	the Notice of Joint Annual Meeting;
•	information on how to obtain directions to attend the meeting in person;
•	this proxy card and any other proxy materials;
•	the Fund’s Annual Report for the fiscal year ended December 31, 2009.

THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED.

To vote by Internet
PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	☒
	<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

LAZARD WORLD DIVIDEND & INCOME FUND, INC.

When properly signed, the voting interest represented by this card will be voted as instructed below. If no instruction is given for the proposal, voting will be “FOR” the proposal.

				FOR	WITHHOLD AUTHORITY

1a.	With respect to the proposal to elect Mr. Charles Carroll as a Class I Director:			¡	¡

1b.	With respect to the proposal to elect Mr. Leon M. Pollack as a Class I Director:			¡	¡

1c.	With respect to the proposal to elect Mr. Robert M. Solmson as a Class I Director:			¡	¡

2.	In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.			¡	¡

Note: Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

<XXXXX>2

LAZARD WORLD DIVIDEND & INCOME FUND, INC.		PROXY
ANNUAL MEETING OF STOCKHOLDERS - APRIL 29, 2010
COMMON STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Lazard World Dividend & Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Nathan A. Paul and Brian D. Simon, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58B, New York, New York 10112, on Thursday, April 29, 2010, at 3:00 p.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on April 29, 2010
The following materials relating to this Annual Meeting are available at http://www.lazardnet.com/lam/us/index.shtml:

•	the Combined Proxy Statement;
•	the Notice of Joint Annual Meeting;
•	information on how to obtain directions to attend the meeting in person;
•	this proxy card and any other proxy materials;
•	the Fund’s Annual Report for the fiscal year ended December 31, 2009.

THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED.